Exhibit 10.3
Power of Attorney

Shareholder: Hefei Huamei Education Development Co., Ltd. Xiaoyun Chen, Hong Liu, Shanshan Chen
Attorney-in-fact: China Education Schools Co., Ltd. (“Party A”)

We, Hefei Huamei Education Development Co., Ltd., a Chinese company and Xiaoyun Chen,  Hong Liu, Shanshan Chen Chinese citizens, hereby irrevocably authorize Party A to exercise for and on behalf of me all voting rights that we have as shareholders of Hefei Meihua Vocational Training School during the term of this Power of Attorney, including without limitation, proposing to convene a shareholders’ meeting, attending a shareholders’ meeting and exercising the voting rights at a shareholders’ meeting.

Unless this Power of Attorney is expressly terminated by us in writing, this Power of Attorney shall be effective from the date it is signed for an indefinite period of time.

Hefei Huamei Education Development Co., Ltd.
Authorized Representative: /s/ Xiaoyun Chen

Date: August 2, 2011

/s/ Xiaoyun Chen
Xiaoyun Chen
Date: August 2, 2011

/s/ Hong Liu
Hong Liu
Date: August 2, 2011

/s/Shanshan Chen
Shanshan Chen
Date: August 2, 2011